UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2019
ALIMERA SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34703	20-0028718
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6120 Windward Parkway Suite 290 Alpharetta, Georgia		30005
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (678) 990-5740

Not Applicable
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Ken Green and His Transition to a Consulting Role

On November 28, 2018, the Board of Directors (the “Board”) of Alimera Sciences, Inc. (the “Company”) approved a succession plan (the “Succession Plan”). Under the Succession Plan, on November 28, 2018, Kenneth Green, Ph.D., the Company’s Senior Vice President, Chief Scientific Officer and Global Head of Research and Development, notified the Board that, effective March 31, 2019, he would resign from employment with the Company. In connection with Dr. Green’s resignation, Dr. Green and the Company entered into a Succession and Consulting Agreement (the “Green Consulting Agreement”) whereby Dr. Green agreed to serve as a consultant to the Company for a one-year term beginning on April 1, 2019. Pursuant to the terms of the Green Consulting Agreement, Dr. Green’s employment agreement was scheduled to remain in effect until it terminated on April 1, 2019. The Green Consulting Agreement was subsequently amended and restated on March 27, 2019 to extend Dr. Green’s employment with the Company for an additional 30 days through April 30, 2019. Accordingly, effective May 1, 2019, Dr. Green will resign as an officer of the Company and will become a consultant to the Company for a one-year term that ends on April 30, 2020.

The Company hereby incorporates by reference the disclosure included under Item 5.02 and Item 7.01 of the Company’s Current Report on Form 8-K dated November 28, 2018 and filed with the Securities and Exchange Commission on November 29, 2018 (the “Prior Form 8-K”). Additional details regarding the Green Consulting Agreement can be found in the Prior Form 8-K, including the full text of the Green Consulting Agreement attached to the Prior Form 8-K as Exhibit 10.2, which was subsequently amended and restated as noted in the preceding paragraph. The Company will file a copy of the amended and restated Green Consulting Agreement as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIMERA SCIENCES, INC.

Dated: April 30, 2019	By:	/s/ J. Philip Jones
	Name:	J. Philip Jones
	Title:	Chief Financial Officer